Investor Update MARCH 25, 2020 Your Mission Is Our Passion © Copyright 2020 DLH Holdings Corp. All Rights Reserved. © Copyright 2020 DLH Holdings Corp. All Rights Reserved.

Forward-looking Statements "Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to future events or DLH`s future financial performance. Any statements that are not statements of historical fact (including without limitation statements to the effect that the Company or its management “believes,” “expects,” “anticipates,” “plans,” “intends,” and similar expressions) should be considered forward looking statements that involve risks and uncertainties which could cause actual events or DLH’s actual results to differ materially from those indicated by the forward-looking statements. Forward-looking statements in this written communication include, among others, statements regarding the potential impacts of the COVID-19 outbreak on the Company’s business. The actual result of the impact of the COVID-19 outbreak may differ materially from such forward-looking statements due to a variety of factors, including the risk that the consequences of COVID-19 on the U.S. economy, which have already been significant, are changing rapidly and cannot be predicted; the diversion of management’s attention from normal daily operations of the business and the challenges of responding to the urgencies resulting from the outbreak; the impact of the outbreak on the issuance of contract awards in connection with re-competes for present business and/or competition for new business; changes in client budgetary priorities; government contract procurement (such as bid protest, small business set asides, loss of work due to organizational conflicts of interest, etc.) and termination risks; and other risks described in the Company’s SEC filings. For a written description of these factors, see the section titled “Risk Factors” in DLH’s Annual Report on Form 10-K for the fiscal year ended September 30, 2019 and any updating information in subsequent SEC filings. The forward-looking statements contained herein are made as of the date hereof and may become outdated over time. The company does not assume any responsibility for updating forward-looking statements, except as required by law. © Copyright 2020 DLH Holdings Corp. All Rights Reserved. 2

DLH Current Business Largely Insulated from Disruption by COVID-19 • Some incremental growth potential on current healthcare contracts to support COVID-19 related efforts (including HHS, USAID, VA) • Program delays and travel restrictions on select programs are expected to lead to small short-term revenue erosion for some projects (DHA, DHS, HHS) • IDIQ contracts with HHS’ CDC and NIH offer potential new work related to COVID-19 © Copyright 2020 DLH Holdings Corp. All Rights Reserved. 3

A Stable Company during Volatile Times • Portfolio mix of mission-critical healthcare related services to well-funded agencies is expected to provide revenue and EBITDA stability during these difficult times • Strong operating cash flow, borrowing capacity, tax benefits, and low capex requirements provide substantial liquidity to sustain business operations • Aggressive reduction of acquisition debt since June 2019 provides substantial flexibility, as no further term debt repayments are required until June 2022 © Copyright 2020 DLH Holdings Corp. All Rights Reserved. 4

DLH Maintains Business Networks to Monitor Developments • Established an in-house COVID-19 Task Force including medical, clinical, epidemiological experts to support management decision-making throughout the crisis • Implemented continuous monitoring, evaluation and review of practices to ensure that, where possible, we mitigate the adverse impacts of coronavirus on our company • Maintaining connectivity to GOVCON, congressional, and local government officials regarding work policies applicable to the business © Copyright 2020 DLH Holdings Corp. All Rights Reserved. 5

Your Mission Is Our Passion © Copyright 2020 DLH Holdings Corp. All Rights Reserved.